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                                  EXHIBIT 24.1

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, COMMONWEALTH OF MASSACHUSETTS, ON SEPTEMBER 29, 1997.

                                         ABIOMED, Inc.

                                         By: __________________________________
                                             DR. DAVID M. LEDERMANPRESIDENT
                                              AND CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dr. David M. Lederman and John. F. Thero his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, and, in connection with any registration of additional securities pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE

------------------------------------  Chief Executive          September  ,
         DAVID M. LEDERMAN             Officer, President          1997
                                       and Director
                                       (Principal
                                       Executive Officer)

------------------------------------  Chief Financial          September  ,
           JOHN F. THERO               Officer, Vice               1997
                                       President--Finance
                                       and Treasurer
                                       (Principal Financial
                                       and Accounting
                                       Officer)
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             SIGNATURE                       TITLE                 DATE

------------------------------------  Director                 September  ,
     DESMOND H. O'CONNELL, JR.                                     1997

        /s/ John F. O'Brien           Director                September 29,
------------------------------------                               1997
          JOHN F. O'BRIEN

------------------------------------  Director                 September  ,
          HENRI A. TERMEER                                         1997

                                      Director                 September  ,
------------------------------------                               1997
          W. GERALD AUSTEN

                                      Director                 September  ,
------------------------------------                               1997
            PAUL FIREMAN